EXHIBIT 99.2

AMENDMENT NO. 2

TO

CREDIT AGREEMENT

This AMENDMENT NO. 2 to CREDIT AGREEMENT, dated as of June 21, 2004 (this “Amendment”), is entered into between FMC CORPORATION, a Delaware corporation (the “Borrower”), and CITICORP USA, INC., a Delaware corporation, in its capacity as administrative agent for the Lenders and Issuers and as agent for the Secured Parties (in such capacity, the “Administrative Agent”), and amends the Credit Agreement dated as of October 21, 2002 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the institutions from time to time party thereto as Issuers (the “Issuers”), the Administrative Agent, ABN AMRO Incorporated, as documentation agent, Bank of America, N.A. and Wachovia Bank, National Association, as co-syndication agents, and Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), Banc of America Securities LLC and Wachovia Securities, as co-lead arrangers and co-book managers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower desires to refinance outstanding Term B1 Loans under the Credit Agreement with a new class of Term B2 Loans under the Credit Agreement (the “Term B2 Loans”) having, except as set forth in this Amendment, identical terms with, the same rights and obligations as, and in the same aggregate principal amounts as, the Term B1 Loans under the Loan Documents;

WHEREAS, each Term B1 Loan Lender who executes and delivers a Lender Consent No. 2 (as defined herein) to this Amendment shall be deemed, upon the effectiveness of this Amendment, to have exchanged its Term B1 Loans (which Term B1 Loans shall thereafter be deemed prepaid and refinanced in full) for Term B2 Loans in the same aggregate principal amount as such Lender’s outstanding Term B1 Loans, and such Lender shall thereupon become a Term B2 Loan Lender (each, a “Term B2 Loan Lender”);

WHEREAS, each financial institution or other entity that executes and delivers a Joinder Agreement (as defined herein) as an Additional Term B2 Loan Lender (as defined herein), will make Term B2 Loans on the Amendment No. 2 Effective Date (as defined herein) (each, an “Additional Term B2 Loan”) to the Borrower in an aggregate principal amount equal to the amount set forth opposite its name on Schedule IB to this Amendment, the proceeds of which will be used by the Borrower to repay and refinance in full the outstanding principal amount of Term B1 Loans of Term B1 Loan Lenders, if any, who do not execute and deliver this Amendment, it being understood that an Additional Term B2 Loan Lender may also be a Term B1 Loan Lender prior to the Amendment No. 2 Effective Date;

WHEREAS, the Borrower shall pay to each Term B1 Loan Lender all accrued and unpaid interest on its Term B1 Loans to the Amendment No. 2 Effective Date on such Amendment No. 2 Effective Date;

AMENDMENT NO. 2 TO CREDIT AGREEMENT

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement (i) to effect the changes described above and (ii) to make other amendments as described below; and

WHEREAS, the Lenders that have executed a Lender Consent No. 2 have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 2 Effective Date and subject to the satisfaction (or waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:

(a) Amendments to Article I (Definitions, Interpretation and Accounting Terms)

(i) The definition of “Applicable Margin” in Section 1.1 (Defined Terms) of the Credit Agreement is hereby amended by deleting subclause (a) in its entirety and substituting in lieu thereof the following:

(a) in the case of the Term B2 Loans, with respect to that portion of the Term B2 Loans maintained as (i) Base Rate Loans, a rate equal to 0.75% per annum and (ii) Eurodollar Rate Loans, a rate equal to 1.75% per annum,

(ii) The following definitions are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):

(1) “Additional Term B2 Loan” means a loan or loans in Dollars made to the Borrower pursuant to Section 2.1(g) (The Additional Term B2 Loan Advances) of this Agreement on the Amendment No. 2 Effective Date.

(2) “Additional Term B2 Loan Borrowing” means Additional Term B2 Loans made on the same day by the Additional Term B2 Loan Lenders ratably according to their respective Additional Term B2 Loan Commitments.

(3) “Additional Term B2 Loan Commitment” means, with respect to each Additional Term B2 Loan Lender, the commitment of such Lender to make Additional Term B2 Loans to the Borrower on the Amendment No. 2 Effective Date, in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule IB (Additional Term B2 Loan Commitments) under the caption “Additional Term B2 Loan Commitment”. The aggregate amount of the Additional Term B2 Loan Commitments of all Additional Term B2 Loan Lenders shall equal the outstanding principal amount of Term B1 Loans of Term B1 Loan Lenders that do not execute and deliver a Lender Consent No. 2 to Amendment No. 2 on or prior to the Amendment No. 2 Effective Date.

AMENDMENT NO. 2 TO CREDIT AGREEMENT

(4) “Additional Term B2 Loan Lender” means each Lender having an Additional Term B2 Loan Commitment on the Amendment No. 2 Effective Date, it being understood that an Additional Term B2 Loan Lender may be a Term B1 Loan Lender prior to the Amendment No. 2 Effective Date.

(5) “Amendment No. 2” means Amendment No. 2, dated as of June 21, 2004, to this Agreement, between the Borrower and the Administrative Agent.

(6) “Amendment No. 2 Effective Date” has the meaning set forth in Section 2 of Amendment No. 2.

(7) “Commitment” means, with respect to any Lender, such Lender’s Revolving Credit Commitment, if any, Term B2 Loan Commitment, if any, and Additional Term B2 Loan Commitment, if any, and “Commitments” means the aggregate Revolving Credit Commitments, Term B2 Loan Commitments and Additional Term B2 Loan Commitments of all Lenders.

(8) “Lender” means (a) each financial institution or other entity that is a party to the Credit Agreement as a “Lender” on the Amendment No. 2 Effective Date, (b) each Additional Term B2 Loan Lender and (c) each financial institution or other entity that from time to time becomes a party hereto by execution of an Assignment and Acceptance or Joinder Agreement.

(9) “Lender Consent No. 2” has the meaning specified in Amendment No. 2.

(10) “Term B2 Loan” means loans made by each Term B2 Loan Lender in Dollars to the Borrower on the Amendment No. 2 Effective Date, in an amount not to exceed such Lender’s Term B2 Loan Commitment.

(11) “Term B2 Loan Borrowing” means Term B2 Loans made on the same day by the Term B2 Loan Lenders ratably according to their respective Term B2 Loan Commitments.

(12) “Term B2 Loan Commitment” means, with respect to each Term B2 Loan Lender, the commitment of such Lender to make Term B2 Loans to the Borrower as such amount may be increased or reduced from time to time to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement. The aggregate amount of the Term B2 Loan Commitments of all Term B2 Loan Lenders shall not exceed $[243,600,000].

(13) “Term B2 Loan Facility” means the Term B2 Loan Commitments and the provisions herein related to the Term B2 Loans.

(14) “Term B2 Loan Lender” means, collectively, (a) each Lender that executes and delivers Lender Consent No. 2 on or prior to the Amendment No. 2 Effective Date and (b) each Additional Term B2 Loan Lender.

AMENDMENT NO. 2 TO CREDIT AGREEMENT

(15) “Term B2 Loan Note” means a promissory note of the Borrower payable to the order of any Term B2 Loan Lender in a principal amount equal to the amount of such Lender’s Term B2 Loan Commitment evidencing the Indebtedness of the Borrower to such Lender resulting from the Term B2 Loan owing to such Lender.

(16) “Term B1 Loan” has the meaning specified in Section 1.1 (Defined Terms) of this Agreement, as in effect prior to the Amendment No. 2 Effective Date.

(17) “Term B1 Loan Lender” has the meaning specified in Section 1.1 (Defined Terms) of this Agreement, as in effect prior to the Amendment No. 2 Effective Date.

(iii) The definitions for the following terms are hereby deleted in their entirety from Section 1.1 (Defined Terms) of the Credit Agreement:

(1) “Term B1 Loan Borrowing”

(2) “Term B1 Loan Commitment”

(3) “Term B1 Loan Facility”

(4) “Term B1 Loan Note”

(b) Amendments to Article II (The Facilities)

(i) Section 2.1 (The Commitments) of the Credit Agreement is hereby amended by renumbering clauses clause (f) through (h) thereof respectively as clauses (i) through (k) (and renumbering accordingly each reference to such clauses in any Loan Document that is not an amendment to another Loan Document) and inserting new clauses (f), (g) and (h) immediately after clause (e) thereof to read in their entirety as follows:

(f) Exchange No. 2. Subject to the terms and conditions hereof, each Term B1 Loan Lender who executes and delivers a Lender Consent No. 2 to Amendment No. 2 severally agrees to exchange its Term B1 Loan for a Term B2 Loan in a like principal amount in Dollars on the Amendment No. 2 Effective Date, and from and after the Amendment No. 2 Effective Date such Term B1 Loan Lender’s Term B1 Loans shall be deemed repaid and refinanced in full and such Term B2 Loan shall be deemed made hereunder. Amounts of Term B2 Loans repaid or prepaid may not be reborrowed.

(g) The Additional Term B2 Loan Advances. Subject to the terms and conditions hereof, each Additional Term B2 Loan Lender severally agrees to make Additional Term B2 Loans in Dollars to the Borrower on the Amendment No. 2 Effective Date in a principal amount not to exceed its Additional Term B2 Loan Commitment on the Amendment No. 2 Effective Date. The Borrower shall repay and refinance with the gross proceeds of the Additional Term B2 Loans all Term B1 Loans of Term B1 Loan Lenders that do not execute and deliver a Lender Consent No. 2 to Amendment No. 2 on the Amendment No. 2 Effective Date.

(h) Interest. On the Amendment No. 2 Effective Date, the Borrower shall pay all accrued and unpaid interest on the Term B1 Loans to the Term B1 Loan Lenders;

AMENDMENT NO. 2 TO CREDIT AGREEMENT

provided, however, that it is understood that the existing Interest Periods of the Term B1 Loans prior to the Amendment No. 2 Effective Date shall continue on and after the Amendment No. 2 Effective Date and that the Term B2 Loans shall accrue interest at the Applicable Margin in effect on and after the Amendment No. 2 Effective Date.

(c) Amendments to Schedules to the Credit Agreement

(i) A new Schedule IB (Additional Term B2 Loan Commitments) is hereby added to the Credit Agreement with the contents thereof being as set forth in Schedule IB (Additional Term B2 Loan Commitments) hereto.

Section 2. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 2 Effective Date”) or waived by the Administrative Agent:

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment No. 2 Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

(i) this Amendment, duly executed by the Borrower and the Administrative Agent;

(ii) the Consent and Agreement, in the form attached hereto as Exhibit A (the “Subsidiary Consent”), executed by each of the Subsidiary Guarantors;

(iii) the Acknowledgment and Consent, in the form attached hereto as Exhibit B (each, a “Lender Consent No. 2”), executed by the Lenders which, when combined, constitute the Requisite Lenders;

(iv) the Joinder Agreement, in the form attached hereto as Exhibit C, executed by each of the Additional Term B2 Loan Lenders that is not a Lender prior to the Amendment No. 2 Effective Date;

(v) a favorable opinion of Morgan, Lewis & Bockius LLP, U.S. counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders as to the enforceability of this Amendment and the enforceability of the Credit Agreement, the Guaranty and the other Loan Documents after giving effect to this Amendment, and addressing such other matters as the Administrative Agent and any Lender through the Administrative Agent may reasonably request including, without limitation, no conflicts with Constituent Documents, Requirements of Law or material agreements;

(vi) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of each officer of the Borrower who has been authorized to execute and deliver this Amendment and any Loan Document or other document required hereunder to be executed and delivered by or on behalf of the Borrower;

AMENDMENT NO. 2 TO CREDIT AGREEMENT

(vii) (A) a copy of the certificate of incorporation of the Borrower, certified as of a recent date by the Secretary of State of Delaware, together with a certificate of such official attesting to the good standing of the Borrower, (B) a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (1) the by-laws (or equivalent Constituent Document) of Borrower as in effect on the date of such certification, (2) the resolutions of the Borrower’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents executed in connection therewith to which the Borrower is a party and (C) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of the Borrower from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to clause (A) above;

(viii) a certificate of the Secretary or an Assistant Secretary of each Loan Party (other than the Borrower) certifying (A) that each officer of such Loan Party (other than the Borrower) who has been authorized to execute and deliver the Guaranty is authorized to execute the Subsidiary Consent to this Amendment and each other Loan Document executed in connection herewith, (B) that there have been no changes (other than as may be attached to such certificate of the Secretary or Assistant Secretary) to the certificate of incorporation or by-laws (or, in each case, equivalent Constituent Document) from the certificate of incorporation or by-laws (or, in each case, equivalent Constituent Document) delivered pursuant to the Credit Agreement on the Closing Date and (C) that the resolutions of such Loan Party’s Board of Directors (or equivalent governing body) delivered pursuant to the Credit Agreement on the Closing Date approving and authorizing the execution, delivery and performance of the Credit Agreement or the other Loan Documents to which it is a party remain in full force and effect and have not been amended, supplemented or modified in any way and authorize the execution of this Amendment and the Loan Documents executed in accordance herewith;

(ix) a certificate of a Responsible Officer to the effect that each of the conditions set forth in clauses (d), (e) and (f) below has been satisfied; and

(x) such additional documentation as the Lenders that have executed and delivered a Lender Consent No. 2 or the Administrative Agent may reasonably require.

(b) Mortgage Amendments. The Administrative Agent shall have received (i) an amendment to each of the Mortgages (collectively, the “Mortgage Amendments”), in form and substance satisfactory to the Administrative Agent, which modifies the respective Mortgages to secure the Indebtedness under the Loan Documents, as such Indebtedness has been previously and is hereby modified after giving effect to this Amendment, (ii) from the applicable title insurance company endorsements to each of the title insurance policies issued pursuant to the terms of the Credit Agreement insuring the continued first priority Lien of the Mortgages, subject only to Customary Permitted Liens and (iii) evidence reasonably satisfactory to the Administrative Agent that the applicable title insurance company has received sufficient funds from the Borrower to pay all mortgage recording taxes due with respect to each Mortgage, as amended by the applicable Mortgage Amendment.

(c) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent and each Lender.

AMENDMENT NO. 2 TO CREDIT AGREEMENT

(d) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 2 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment and after giving effect to the consents and waivers set forth herein.

(e) No Default or Event of Default. After giving effect to this Amendment, no Default or Event of Default (except for those that may have been waived) shall have occurred and be continuing, either on the date hereof or on the Amendment No. 2 Effective Date.

(f) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries, either on the date hereof or the Amendment No. 2 Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment or the Credit Agreement or any Loan Document, in either case as amended hereby.

(g) Expenses. The Borrower shall have paid all Obligations due, after giving effect to this Amendment, on or before the Amendment No. 2 Effective Date including, without limitation, and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents and all title insurance premiums, search fees and mortgage recording taxes) and all other costs, expenses and fees due under any Loan Document.

Section 3. Representations and Warranties

On and as of the date hereof and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

(a) this Amendment and the Subsidiary Consent have been duly authorized, executed and delivered by the Borrower and each Guarantor, as applicable, and constitute the legal, valid and binding obligations of the Borrower and each Guarantor, as applicable, enforceable against the Borrower and each Guarantor, as applicable, in accordance with their terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

(b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Amendment No. 2 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(c) no Default or Event of Default has occurred and is continuing (except for those that are waived); and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 4. Waiver of Prepayment Notice

Upon the effectiveness of this Amendment, the requirement for notice under Section 2.7(b) (Optional Prepayments) of the Credit Agreement for optional prepayments of the Term B1 Loans shall be deemed waived.

Section 5. Expenses

The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents and all title insurance premiums, search fees and mortgage recording taxes).

Section 6. Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 2 Effective Date.

(b) As of the Amendment No. 2 Effective Date, each reference to “Term B1 Loan”, “Term B1 Loan Borrowing”, “Term B1 Loan Commitment”, “Term B1 Loan Facility”, “Term B1 Loan Lender”, “Term B1 Loan Maturity Date” and “Term B1 Note” in the Loan Documents (with the exception of clauses (b) through (h) of Section 2.1 of the Credit Agreement) shall be deemed to be references to “Term B2 Loan”, “Term B2 Loan Borrowing”, “Term B2 Loan Commitment”, “Term B2 Loan Facility”, “Term B2 Loan Lender”, “Term B2 Loan Maturity Date” and “Term B2 Note”, respectively.

AMENDMENT NO. 2 TO CREDIT AGREEMENT

(c) Except as expressly amended hereby or specifically waived above, (i) all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed and (ii) as of the Amendment No. 2 Effective Date, the Term B2 Loans shall have the same terms, rights and obligations as the Term B1 Loans as set forth in the Loan Documents.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e) This Amendment is a Loan Document.

Section 7. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 8. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 9. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 10. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Section 11. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

Section 12. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 13. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

Section 14. Further Assurances

To the extent not delivered to the Administrative Agent on or before the Amendment No. 2 Effective Date, the Borrower agrees to promptly deliver to the Administrative Agent such documents, title insurance policies and endorsements as the Administrative Agent deems necessary or advisable to protect the validity and priority of any Lien created by the Mortgages, as amended by the applicable Mortgage Amendments, in favor of the Administrative Agent.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

FMC CORPORATION,
as Borrower

By:	/s/ Thomas C. Deas, Jr.
Name:	Thomas C. Deas, Jr.
Title:	Vice-President and Treasurer

CITICORP USA, INC.,
as Administrative Agent

By:	/s/ Carolyn A. Sheridan
Name:	Carolyn A. Sheridan
Title:	Managing Director and Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2]

Schedule IB

Additional Term B2 Loan Commitments

None.

EXHIBIT A

FORM OF CONSENT AND AGREEMENT OF SUBSIDIARY GUARANTORS

Each of the undersigned hereby consents to Amendment No. 2, dated as of the date hereof, to the Credit Agreement (the “Amendment”; capitalized terms used herein but not defined herein are used with the meanings given them in the Amendment), entered into between FMC CORPORATION, a Delaware corporation, and CITICORP USA, INC., a Delaware corporation, in its capacity as administrative agent for the Lenders and Issuers and as agent for the Secured Parties (this “Consent”). Each of the undersigned further agrees that the terms of the Amendment shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified by the Amendment), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

This Consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Consent. Notices to parties hereto shall be given as provided in the Amendment.

The terms of this Consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

This Consent shall be governed by and construed in accordance with the law of the State of New York.

IN WITNESS WHEREOF, the undersigned have caused this Consent to be duly executed and delivered as of June 21, 2004.

INTERMOUNTAIN RESEARCH AND DEVELOPMENT CORPORATION

By:
Name:
Title:

FMC ASIA-PACIFIC, INC.

By:
Name:
Title:

FMC OVERSEAS, LTD.

By:
Name:
Title:

FMC FUNDING CORPORATION

By:
Name:
Title:

FMC WFC I, INC.

By:
Name:
Title:

FMC WFC II, INC.

By:
Name:
Title:

FMC DEFENSE CORP.

By:
Name:
Title:

FMC PROPERTIES, LLC

By:
Name:
Title:

A-2

FMC DEFENSE NL, LLC

By:
Name:
Title:

FMC WFC I NL, LLC

By:
Name:
Title:

FMC IDAHO LLC

By:
Name:
Title:

ACKNOWLEDGED AND AGREED as of the date first above written:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

A-3

EXHIBIT B

FORM OF ACKNOWLEDGMENT AND CONSENT

TO

AMENDMENT NO. 2 TO CREDIT AGREEMENT

Each of the undersigned is a Lender or Issuer party to the Credit Agreement, dated as of dated as of October 21, 2002 (as amended to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement), among FMC Corporation, a Delaware corporation (the “Borrower”), the financial institutions from time to time party thereto as lenders (the “Lenders”), the financial institutions from time to time party thereto as issuers (the “Issuers”), Citicorp USA, Inc. as agent for such Lenders and Issuers and as agent for the Secured Parties (in such capacity, the “Administrative Agent”), ABN AMRO Incorporated, as documentation agent, Bank of America, N.A. and Wachovia Bank, National Association, as co-syndication agents, and Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.) (“CGMI”), Banc of America Securities LLC and Wachovia Securities, as co-lead arrangers and co-book managers.

Each of the undersigned hereby consents, pursuant to and in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement, to the amendments and other terms of Amendment No. 2, dated as of June 21, 2004, to the Credit Agreement (the “Amendment”) and acknowledges and agrees to be bound by the terms of such Amendment and that the terms of such Amendment shall not affect its obligations and liabilities as a Lender under the Loan Documents (other than as expressly described in such Amendment), that all of such obligations and liabilities remain in full force and effect and are hereby reaffirmed.

Each of the undersigned that is a Term B1 Loan Lender with an Additional Term B2 Loan Commitment to provide Additional Term B2 Loans hereby further (i) acknowledges its Additional Term B2 Loan Commitment in the amount set forth opposite its name on Schedule IB (Additional Term B2 Loan Commitments) to the Amendment and (ii) agrees that, on the Amendment No. 2 Effective Date, it shall pay to the Administrative Agent an amount equal to its Additional Term B2 Loan Commitment.

This consent may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same consent. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in the Amendment. The terms of this consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. This consent shall be governed by and construed in accordance with the law of the State of New York.

Dated as of June , 2004.
[INSERT NAME OF LENDER(S)]

By:
Name:
Title:

EXHIBIT C

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Agreement”), dated as of June     , 2004, is entered into by and among [Additional Term B2 Loan Lender] (the “Additional Term B2 Loan Lender”), FMC Corporation (the “Borrower”) and Citicorp USA, Inc., as agent for the Lenders and Issuers (in such capacity, the “Administrative Agent”) under the Credit Agreement (each as defined below).

W I T N E S S E T H:

WHEREAS, the Borrower is party to that certain Amendment No. 2 to Credit Agreement, dated as of June 21, 2004 (the “Amendment”), between the Borrower and the Administrative Agent that amends the Credit Agreement dated as of October 21, 2002 (as amended to the date hereof and as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) entered into among the Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”), the institutions from time to time party thereto as Issuers (the “Issuers”), the Administrative Agent, ABN AMRO Incorporated, as documentation agent, Bank of America, N.A. and Wachovia Bank, National Association, as co-syndication agents, and Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), Banc of America Securities LLC and Wachovia Securities, as co-lead arrangers and co-book managers. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or the Amendment, as applicable; and

WHEREAS, the Loan Parties, the Lenders, the Issuers and the Administrative Agent have required as a condition, among other conditions set forth in Section 2(g) (The Additional Term B2 Loan Advances) of the Credit Agreement, to the Additional Term B2 Loan Lender becoming a Lender under the Credit Agreement that the Additional Term B2 Loan Lender execute this Agreement.

NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

Section 1. The Additional Term B2 Loan Lender hereby acknowledges receipt of the Credit Agreement and the other Loan Documents.

Section 2. By executing and delivering this Agreement, the Additional Term B2 Loan Lender hereby agrees (i) to become a party to the Credit Agreement as a Lender and to become a Lender under and as defined therein with an aggregate Additional Term B2 Loan Commitment equal to $             and a Domestic Lending Office and Eurodollar Lending Office set forth herein and (ii) to be bound by all the terms and conditions of the Credit Agreement and the other Loan Documents applicable to Lenders.

Section 3. This Joinder Agreement shall be effective as of the Amendment No. 2 Effective Date.

Section 4. The Additional Term B2 Loan Lender (i) agrees that it has made and that it will continue to make, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, its own credit decisions in taking or not taking action under the Credit Agreement, (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, (iv) confirms it has received such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and (v) agrees that, on the Amendment No. 2 Effective Date, it shall pay to the Administrative Agent an amount equal to its Additional Term B2 Loan Commitment.

Section 5. This Agreement may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 6. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7. This Agreement, together with all of the other Loan Documents and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties with the Additional Term B2 Loan Lender and supersedes all prior agreements and understandings relating to the subject matter hereof. Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Borrower and the Administrative Agent.

Section 8. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

C-2

IN WITNESS WHEREOF, the parties to this Joinder Agreement have caused it to be executed by their duly authorized officers as of the day and year first written above.

[ADDITIONAL TERM B2 LOAN LENDER], as Additional Term B2 Loan Lender

By:
Name:
Title:

Domestic Lending Office (and address for notices):

[Insert Address (including contact name, fax number and e-mail address)]

Eurodollar Lending Office:

[Insert Address (including contact name, fax number and e-mail address)]

FMC CORPORATION, as Borrower

By:
Name:
Title:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

C-3